SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 1996; (June 28, 1996)

                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Maryland                    1-8038                    04-2648081
(State or other      (Commission File Number)          (IRS Employer
jurisdiction of                                      Identification  No.)
incorporation)

                              255 Livingston Avenue
                         New Brunswick, New Jersey 08901
          (Address of principal executive offices, including zip code)






                                 (908) 247-4822
              (Registrant's telephone number, including area code)








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Item 5. Other Events.

         On June 28, 1996 Key Energy Group, Inc. ("Key") announced that it is conducting a private placement offering of Key's convertible subordinated debentures (the "Private Placement").

         For more information about the Private Placement, see Key's press release, dated as of June 28, 1996, which is attached as Exhibit 99 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

      (c)      Exhibits

      Exhibit 99 - Press Release, dated as of June 28, 1996


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KEY ENERGY GROUP, INC.



                                        By:/s/Francis D. John
                                        Francis D. John, President

Date:  June 28, 1996


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                                  EXHIBIT INDEX


  Number                  Description                          Page Number
  ------                  -----------                          -----------
  99                  Press Release, dated as of                   4
                      June 28, 1996